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                                                                  Exhibit (h)(2)

                                  ARMADA FUNDS

This Exhibit A, dated March 1, 2001, is that certain Exhibit A to a Co-Administration and Accounting Services Agreement dated as of August 15, 2000 between the undersigned parties. This Exhibit A supersedes all previous forms of Exhibit A.

                                Money Market Fund
                          Government Money Market Fund
                           Treasury Money Market Fund
                          Tax Exempt Money Market Fund
                         Treasury Plus Money Market Fund
                              Large Cap Ultra Fund
                               Mid Cap Growth Fund
                           U.S. Government Income Fund
                               Equity Growth Fund
                             Intermediate Bond Fund
                            Ohio Tax Exempt Bond Fund
                            National Tax Exempt Fund
                          Michigan Municipal Bond Fund
                              Large Cap Value Fund
                              Small Cap Value Fund
                           Limited Maturity Bond Fund
                           Total Return Advantage Fund
                    Pennsylvania Tax Exempt Money Market Fund
                                    Bond Fund
                                    GNMA Fund
                        Pennsylvania Municipal Bond Fund
                            International Equity Fund
                                Core Equity Fund
                              Small Cap Growth Fund
                                Equity Index Fund
                             Tax Managed Equity Fund
                        Ohio Municipal Money Market Fund
                           Real Return Advantage Fund
                           Aggressive Allocation Fund
                          Conservative Allocation Fund
                           Strategic Income Bond Fund


SEI INVESTMENT MUTUAL FUND SERVICES

By:      /s/ Timothy D. Barto
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Title:   V.P. & Assistant Secretary
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NATIONAL CITY BANK

By:      /s/ Kathleen T. Barr
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Title:   Senior Vice President
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ARMADA FUNDS

By:      /s/ Herbert R. Martens
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Title:   President
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